                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                   FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)                    May 2, 2002

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         MARYLAND                       1-13232                 84-1259577
---------------------------          ------------           -------------------
State or other jurisdiction          (Commission             (I.R.S. Employer
    of incorporation or              File Number)           Identification No.)
       organization)

           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code               (303) 757-8101

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         The press release of Apartment Investment and Management Company with supplemental schedules, dated May 1, 2002, attached hereto as Exhibit 99.1 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibits

                 The following exhibits are filed with this report:

                 Exhibit Number                   Description

                 99.1 Press Release of Apartment Investment and Management Company with supplemental schedules, dated May 1, 2002.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated: May 3, 2002

                                    APARTMENT INVESTMENT
                                    AND MANAGEMENT COMPANY

                                    By: /s/ Paul J. McAuliffe
                                        ----------------------------------------
                                    Paul J. McAuliffe
                                    Executive Vice President--Capital
                                    Markets and Chief Financial Officer


                                    By: /s/ Thomas C. Novosel
                                        ----------------------------------------
                                    Thomas C. Novosel
                                    Senior Vice President and Chief Accounting
                                    Officer









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                                  EXHIBIT INDEX


EXHIBIT
NO.                DESCRIPTION
-------            -----------

99.1               Press Release of Apartment Investment and Management
                   Company with supplemental schedules, dated May 1, 2002.